Exhibit 99.1

Copano Energy NASDAQ: CPNO Investor Presentation March 2008

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through over 40 acquisitions plus extensive organic projects Significant growth - from 23 miles to over 6,000 active pipeline miles plus six processing plants Provides midstream services to approximately 1.6 million MMBtu/day of natural gas Provides highly competitive producer services in three leading producing regions Texas - South Texas and Northern Fort Worth Basin Oklahoma - Central and Eastern Oklahoma Rocky Mountains - Powder River Basin in Wyoming Current Equity Market Cap - $2.1 billion (a) Current Enterprise Value - $2.7 billion (a) (a) Equity value as of March 3, 2008

Copano Assets

Copano's LLC Structure & Benefits Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes Additional benefits to the LLC structure include lower cost of equity and stronger corporate governance than traditional MLPs

CPNO Distributions (1) vs. Typical MLP (2) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split (2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP (3) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004 On January 16, 2008, Copano announced its twelfth consecutive increase in quarterly distributions since its IPO.

General Partner Incentive Distribution Loads Note: Market data as of 3/3/08 (1) Represents corporate tax (35%) burdening portion of distributable cash flow attributable to MarkWest Hydrocarbon following restructuring.

Total Return Performance (a) Copano, with a total return of 322% (b) since its IPO, has significantly outperformed the Alerian MLP Total Return Index (AMZX) Source: Bloomberg Note: 2004 data is 11/8/04 - 12/31/04 Assumes distributions reinvested Total return based on unit price as of 3/3/08

Comparative Distribution Yield CPNO's yield is between that of traditional MLPs and Public GPs Source: Lehman Brothers MLP Weekly for the week ended February 29, 2008 MLP Average includes: APL, BWP, BPL, XTEX, DPM, DEP, EROC, EPB, EEP, ETP, EPD, HLND, KMP, MMP, MWE, MMLP, NS, OKS, PAA, KGS, RGNC, SGLP, SEP, SXL, NGLS, TCLP, TPP, WPZ CPNO as of March 3, 2008 (c) GP Average includes: AHGP, AHD, BGH, XTXI, ETE, EPE, HPGP, NRGP, MGG, NSH, PVG

Business Strategy

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Oklahoma One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,700 miles of active natural gas gathering pipelines Long-term agreements with remaining terms ranging up to approximately 12 years Over 30 drilling rigs currently active in area of operations Hunton de-watering play, coal bed methane and Woodford Shale provide growth visibility 4 processing plants (includes majority- owned Southern Dome) Current inlet capacity of 170 MMcf/d

Texas One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast and Northern Fort Worth Basin Approximately 2,000 miles of natural gas gathering (includes majority-owned Webb/Duval), intrastate transmission and natural gas liquids pipelines Strong activity in the North Texas Barnett Shale Casinghead Gas Play 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 91% Fuel consumption by 80%

Rocky Mountains Assets located in Powder River Basin 51.0% managing member interest in Bighorn Gas Gathering, LLC 37.04% managing member interest in Fort Union Gas Gathering, LLC Establishes Copano's presence in the Rocky Mountains and the prolific Powder River Basin Reserves are long-lived with significant upside Over 1,000,000 dedicated acres in Bighorn and a 3,000,000 acre area of mutual interest at Fort Union Fee-based contracts Copano's total projected 2008 pipeline throughput exceeds 50% fee-based service Excellent Organization Experienced personnel with headquarters in Denver, CO Established systems and processes Led by John Raber, a senior member of Copano management

Impact of Resource Play Gas in Strategic Acquisitions Copano defines a resource play as any large-scale development play driven by execution rather than geologic risk Through strategic acquisitions, Copano's access to resource play gas has increased significantly

Copano's Natural Gas Resource Plays * Play Location Acquisition Date Copano Service Commenced Hunton/Limestone De-watering Central Oklahoma ScissorTail August 2005 Osage Coalbed Methane North Central Oklahoma ScissorTail August 2005 Woodford Shale Southeast Oklahoma ScissorTail and Cimmarron June 2006 Tri-County Barnett Shale Interval Oil Play North Texas Cimmarron May 2007 Powder River Basin Coalbed Methane Wyoming Cantera October 2007 * Geologic, engineering and drilling economics information are based on discussions with producers, independent reservoir engineers and other industry information sources but has not been independently verified

Hunton/Limestone De-watering Location Central Oklahoma Copano System Stroud Potential Total Acreage of Play Approximately 1.5 - 2 million acres in Copano's operating region Approximate Copano Acreage Commitment 1.3+ million acres Expected Well Density 160 - 320 acres (eventual downsizing likely) Typical Expected EUR/well 1.2 Bcf Typical Gas Quality 6+ GPM with nitrogen Projected Typical F&D Costs $1.70/Mcf Notes Producers also recover condensate with rich gas

Powder River Basin Coalbed Methane Location Wyoming Copano System Bighorn & Fort Union Potential Total Acreage of Play 5.5 million acres Approximate Copano Acreage Commitment Bighorn - over 1 million acres Fort Union - 3 million acres (area of mutual interest) Expected Well Density 80 acres (Wyoming statewide proration rule) Typical Expected EUR/well 500 MMcf (varies) Typical Gas Quality Pipeline quality gas (delivered at very low pressure) Projected Typical F&D Costs $2.15 - $3.25/Mcf Notes Most active coalbed methane play in the U.S.

Organic Growth & Bolt-on Capital Spending Strong organic growth and bolt-on capital spending program Texas and Oklahoma (exclusive of Rocky Mountains) Over $50 million in 2006 $88 million in 2007 Planned 2008 new project capital spending of approximately $140 million Completed and current capital spending (not included in potential 2008 capital spending): Gathering and compression expansion ongoing - Oklahoma Approximate 65% expansion of Paden Plant capacity - Oklahoma Condensate handling capacity expanded approximately 150% Nitrogen Rejection Unit at Paden Plant nearing completion - Oklahoma Texas pipeline mileage (excluding North Texas) has increased approximately 20% since January 1, 2006 - Texas Houston Central CO2 treating capacity has doubled since January 1, 2006 - Texas Note: 2007 and 2008E capital spending includes unconsolidated affiliates' spending based on Copano ownership interest

Hedging Program and Risk Management On-going long-term risk management strategy to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of the net operational short natural gas position Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane, normal butane and natural gasoline through 2011 Puts on WTI crude oil through 2011 to hedge natural gasoline and condensate In January 2008 Copano raised the strike prices on a substantial portion of its natural gas liquids and crude oil hedges to reflect the current market environment

Financial Information

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than the MLP peer group Q4 2007 distribution coverage of 203% Target total leverage: below 4.0x Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Finance accretive acquisitions with balanced combination of long- term debt and equity Cimmarron acquisition 49% equity financed (1) Cantera acquisition 62% equity financed (1) Includes $15 million for subsequent acquisition of additional 30% undivided interest in the Tri-County System (all debt financed)

Financial Structure Strong capitalization at December 31, 2007 Total Debt to Enterprise Value of 24% (1) Total Debt to EBITDA of 3.4x (2) Approximately 90% of total debt is fixed (includes interest rate hedges through 2012) Broad institutional unitholder and noteholder base Committed credit facility and retained cash flow exceeds planned capital spending for 2008 Moody's ratings: B1 Corporate Family Rating B2 Senior Notes Rating Positive outlook S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (1) Equity value as of March 3, 2008 (2) As calculated per Copano's debt agreements. For a definition and reconciliation to a comparable GAAP measure, see Appendix

Experienced Management Team and Board of Directors 19 senior managers average 24 years of experience in the industry Ownership by ALL employees including LTIP participation Management and employees beneficially owned approximately 7.5% of outstanding units at December 31, 2007 (a) Six of the seven Board members are independent (a) Excludes 241,181 restricted common units, 100,795 phantom units and 1,442,847 options to acquire common units, of which 362,646 are exercisable as of December 31, 2007. Restricted common units, phantom units and options represent approximately 3.1% of current outstanding units.

39.3% CAGR (2003 - 2007) Total Segment Gross Margin (a) (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC. 2003 and 2004 include pro forma segment gross margin of $23.8 million and $50.1 million, respectively, attributable to ScissorTail Energy, which we acquired in 2005. (c) Includes Rocky Mountains segment gross margin for the period from October 1 - December 31, 2007. Rocky Mountains segment does not include results of Bighorn and Fort Union, which are reflected in equity in earnings from unconsolidated affiliates. Texas and Oklahoma segments include segment gross margin attributable to Cimmarron assets for the period from May 1 - December 31, 2007. Segment gross margin does not include adjustments to show pro forma effect of Rocky Mountains segment or Cimmarron assets, which have been determined to be immaterial.

Combined EBITDA and Adjusted EBITDA (a) 50.2% EBITDA CAGR (2003 - 2007) (a) EBITDA and Adjusted EBITDA are a non-GAAP financial measures. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC. 2003 and 2004 include pro forma EBITDA of $12.9 million and $35.1 million, respectively, attributable to ScissorTail Energy, which we acquired in 2005. (c) Includes Rocky Mountains EBITDA for the period from October 1 - December 31, 2007. Texas and Oklahoma segments include EBITDA attributable to Cimmarron assets for the period from May 1 - December 31, 2007. EBITDA does not include adjustments to show pro forma effect of Rocky Mountains segment or Cimmarron assets, which have been determined to be immaterial. Incremental Adjusted EBITDA applicable only to 4Q07.

Appendix

Reconciliation of Non-GAAP Financial Measures EBITDA Adjusted EBITDA. We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which now include Big Horn and Fort Union in addition to Webb Duval and Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the portion of each equity investee's depreciation and amortization expense which is proportional to our ownership interest in that equity investee and (ii) the amortization expense attributable to the difference between our carried investment in each equity investee and our underlying equity in its net assets. External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess: The financial performance of our assets without regard to financing methods, capital structure or historical cost basis; The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA and Adjusted EBITDA to the GAAP financial measure of net income (loss):

Reconciliation of Non-GAAP Financial Measures Consolidated EBITDA EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility. The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income (loss):

Reconciliation of Non-GAAP Financial Measures Total Segment Gross Margin We define our total segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view total segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to total segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total segment gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Copano Energy NASDAQ: CPNO